                                                                  CONFORMED COPY

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                     _____________________________________

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 30, 2000

                             WHIRLPOOL CORPORATION
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                      1-3932                38-1490038
------------------------------    ------------------    -----------------------
 (State or other jurisdiction      (Commission File        (I.R.S. Employer
      of incorporation)                 Number)           Identification No.)


      2000 M63 North, Benton Harbor, Michigan               49022-2692
      ----------------------------------------------------------------
      (Address of principal executive officers)             (Zip Code)

                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code
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Item 5.   Other Events
          ------------

     On August 30, 2000, the Company issued a press release announcing that its third quarter and full-year earning will be negatively affected by Circuit City's recently announced decision to exit the major appliance business, the associated competitive pricing pressures in its North American market and an increasingly challenging appliance industry environment in its European market.

     The Company now expects its third-quarter 2000 earnings to be between 95 cents and $1.05 per diluted share, while fourth-quarter earnings are currently expected to be between $1.45 and $1.55 per diluted share. The Company currently expects earnings in 2001 to be 15-20% above the current 2000 earnings estimates.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     Copy of press release dated August 30, 2000.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WHIRLPOOL CORPORATION
                                Registrant

Date: August 31, 2000              By: /s/ Robert T. Kenagy
                                      ----------------------------------------
                                Name:  Robert T. Kenagy
                                Title: Associate General Counsel and Secretary